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                                                                    EXHIBIT 10.1

                              INDEMNITY AGREEMENT

          This Indemnity Agreement is made and entered into as of this _____ day of ________, 2000 between Active Power, Inc., a Delaware corporation (the "Corporation"), and _______________________________ ("Indemnitee").
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                           I N T R O D U C T I O N:

          A. Indemnitee is an executive officer, director and/or agent of the Corporation (or a subsidiary of the Corporation), as the case may be from time to time, and performs a valuable service for the Corporation in such capacity (or capacities); and

          B.  The Certificate of Incorporation (the "Certificate") and the
                                                     -----------
Bylaws (the "Bylaws") of the Corporation contain provisions providing for the
             -----
indemnification of the officers, directors and agents of the Corporation to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended ("DGCL"); and
                  ----

          C. The Certificate, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Corporation and the members of its Board of Directors and officers with respect to indemnification of such directors and officers; and

          D. In accordance with the authorization as provided by the DGCL, the Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain
                                             ---------------
liabilities which may be incurred by its directors and officers in the performance of their duties as directors or officers of the Corporation; and

          E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors and executive officers of the Corporation by such D & O Insurance and by statutory and bylaw indemnification provisions; and

          F. In order to induce Indemnitee to continue to serve as an executive officer, director or agent of the Corporation, the Corporation has determined and agreed to enter into this contract with Indemnitee.


                               A G R E E M E N T:

          Now, Therefore, in consideration of Indemnitee's continued service as an executive officer and a member of the Board of Directors after the date hereof, the parties hereto agree as follows:

          1.  Indemnification of Indemnitee.  The Corporation hereby agrees to
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hold harmless and indemnify Indemnitee and any partnership, corporation, trust or other entity of
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which Indemnitee is or was a partner, shareholder, trustee, director, officer, employee or agent (Indemnitee and each such partnership, corporation, trust or other entity being hereinafter referred to collectively as an "Indemnitee") to
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the fullest extent authorized or permitted by the provisions of the DGCL, as may be amended from time to time.

        2.     Additional Indemnity. Subject only to the exclusions set forth in
               --------------------
Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                (a) against any and all expenses (including attorney's fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Corporation or any subsidiary of the Corporation, or is or was serving or at any time serves at the request of the Corporation or any subsidiary of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful; and

                (b) otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of
        Article XI of the Corporation's Bylaws (as the same, including such article, may be amended, modified or restated from time to time) and the DGCL.

        3.     Limitations on Additional Indemnity.  No indemnity pursuant to
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Section 2 hereof shall be paid by the Corporation:

                (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Indemnitee is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by the Corporation;

                (b) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law ;

                (c) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

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                (d)     on account of Indemnitee's conduct which is finally
        adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                (e) on account of Indemnitee's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

                (f) on account of any action, claim or proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by the Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors; and

                (g) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

           4.   Contribution.  If the indemnification provided in Sections 1
                ------------
and 2 hereof is unavailable by reason of a Court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (a) the relative benefits received by the Corporation on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (b) the relative fault of the Corporation on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

        5.      Continuation of Obligations.  All agreements and obligations of
                ---------------------------
the Corporation contained herein shall continue during the period Indemnitee is a director, officer or agent of the Corporation or any subsidiary of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless

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and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was an officer of the Corporation or serving in any other capacity referred to herein.

        6.     Notification and Defense of Claim.  Not later than thirty days
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after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

                (a) the Corporation will be entitled to participate therein at its own expense;

                (b) except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so as to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                (c) the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

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        7.    Advancement and Repayment of Expenses.
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                (a)     In the event that Indemnitee employs his own counsel
        pursuant to Section 6(b)(i) through (iii) above, the Corporation shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten days after receiving copies of invoices presented to Indemnitee for such expenses;

                (b) Indemnitee agrees that Indemnitee will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the DGCL, the Certificate, the Bylaws, this Agreement or otherwise, to be indemnified by the Corporation for such expenses; and

                (c) Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to Indemnitee if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Corporation, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Corporation or its shareholders.

            8.      Procedure.  Any indemnification and advances provided for in
                    ---------
Section 1 and Section 2 shall be made no later than 45 days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Corporation's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Corporation within 45 days after a written request for payment thereof has first been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors,

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independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

        9.      Enforcement.
                -----------

                (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to continue as an executive officer, director or agent of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity; and

                (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

        10.     Subrogation.  In the event of payment under this agreement,
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the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        11.     Non-Exclusivity of Rights.  The rights conferred on Indemnitee
                -------------------------
by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provisions of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

        12.     Partial Indemnification.  If Indemnitee is entitled under any
                -----------------------
provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

        13.     Survival of Rights.  The rights conferred on Indemnitee by this
                ------------------
Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

        14.     Separability.  Each of the provisions of this Agreement is a
                ------------
separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of

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the Corporation to indemnify the Indemnitee to the full extent provided by the
Certificate, Bylaws or the DGCL.

        15.     Governing Law; Consent to Jurisdiction. This Agreement shall be
                --------------------------------------
interpreted and enforced in accordance with the laws of the State of Delaware. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

        16.     Binding Effect.  This Agreement shall be binding upon Indemnitee
                --------------
and upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

        17.     Amendment and Termination.  No amendment, modification,
                -------------------------
termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        18.     Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall constitute an original.


                           [Signature Page Follows]

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          In Witness Whereof, the parties hereto have executed this Indemnity
Agreement on and as of the day and year first above written.


                                 Active Power, Inc.


                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------

                                 Title:
                                        -----------------------------


                                 Indemnitee


                                 ------------------------------------
                                 Print Name:
                                            -------------------------




                    [Signature Page to Indemnity Agreement]